                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     June 9, 1997
                                                -------------------------------


                              Armor Holdings, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                        0-18863                      59-3392443
-------------------------------------------------------------------------------
State or other                   (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


  13386 International Parkway, Jacksonville, Florida             32218
-------------------------------------------------------------------------------
      (Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code     (904) 741-5400
                                                  -----------------------------


-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         In connection with the acquisition by Armor Holdings, Inc. (the "Company") of 50% of the issued ordinary share capital of Gorandel Trading Limited ("GTL") (the "GTL Acquisition"), the Company's Current Report on Form 8-K, filed on June 24, 1997, is hereby amended to include the following financial statements and pro forma financial information, which were previously omitted from such Current Report on Form 8-K.

(a)      Financial Statements of Business Acquired.

         The following financial statements for GTL, are submitted herewith:

                                                                                    Page of Form 8-K/A-1
                                                                                    --------------------
Independent Auditors' Report                                                                           3
Profit and loss account - For the period ended 31 December 1996                                        4
Balance sheet - 31 December 1996                                                                       5
Cash flow statement - For the period ended 31 December 1996                                            6
Reconciliation of movement in shareholders' funds - for the period ended
 31 December 1996                                                                                      7
Notes to financial statements                                                                          8

Independent Auditors' Report                                                                          11
Profit and loss accounts - 31 March 1996 and 1995                                                     12
Balance sheets - 31 March 1996 and 1995                                                               13
Cash flow statements - 31 March 1996 and 1995                                                         14
Reconciliations of movements in shareholders' funds - 31 March 1996 and 1995                          15
Notes to financial statements                                                                         16

         The following unaudited interim financial information for GTL is submitted herewith:

                                                                                    Page of Form 8-K/A-1
                                                                                    --------------------
Unaudited consolidated profit and loss account - 31 March 1997 and 1996                               19
Unaudited consolidated balance sheet - 31 March 1997                                                  20
Unaudited consolidated cash flow statement - 31 March 1997 and 1996                                   21
Notes to unaudited interim financial statements                                                       22


                                                                                    Page of Form 8-K/A-1
                                                                                    --------------------
Unaudited pro forma income statement for the three months ended March 29, 1997                        21
Unaudited pro forma income statement for the year ended December 28, 1996                             22
Unaudited pro forma balance sheet - March 29, 1997                                                    23
Notes to unaudited pro forma financial statements                                                     24

                         GORANDEL TRADING LIMITED
                           FINANCIAL STATEMENTS
                             31 DECEMBER 1996

Independent Auditors' Report to the board of directors and shareholders of Gorandel Trading Limited

We have audited the accompanying balance sheet of Gorandel Trading Limited at 31 December 1996 and the related profit and loss account, reconciliation of movements in shareholders' funds and cash flow statement for the period from 1 April 1996 to 31 December 1996. These financial statements are the responsibility of the management of Gorandel Trading Limited. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United Kingdom and in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gorandel Trading Limited at 31 December 1996 and the results of its operations and cash flows for the period from 1 April 1996 to 31 December 1996, in conformity with International Accounting Standards.

Accounting principles in International Accounting Standards vary in certain significant respects from accounting principles generally accepted in the United States of America. Application of accounting principles generally accepted in the United States would have affected profit attributable to shareholders for the period from 1 April to 31 December 1996 and shareholders' funds at 31 December 1996, to the extent summarised in note 9 to the financial statements.


KPMG                                                            15 April 1997
Chartered Accountants
Registered Auditors
London

                            GORANDEL TRADING LIMITED
                            PROFIT AND LOSS ACCOUNT
                  PERIOD FROM 1 APRIL 1996 TO 31 DECEMBER 1996

                                            PERIOD ENDED
                                             31/12/1996
                                     NOTE       US$

Turnover                              4      4,909,391
                                             ---------
Profit from operations                       1,058,481
                                             ---------
Including charges in respect of:
 Depreciation                                   17,757
 Auditors' remuneration                          5,000
 Interest expense                               78,565
                                             ---------
                                               101,322
                                             =========
Taxation                              7        520,559
                                             ---------
Profit for the year after
 taxation                                      537,922
Profit brought forward                       1,759,358
                                             ---------
Profit carried forward                       2,297,280
                                             =========

There were no other recognized gains and losses other then those shown above.

                            GORANDEL TRADING LIMITED
                      BALANCE SHEET AS AT 31 DECEMBER 1996

                                            PERIOD ENDED
                                             31/12/1996
                                    NOTE        US$

CURRENT ASSETS

Cash at bank                                   267,093
Debtors and prepayments                      1,967,707
Shareholders' current account                  238,372
Amounts due from related
 companies                            5      1,695,255
                                             ---------
                                             4,168,427
                                             ---------
CURRENT LIABILITIES

Creditors                                      382,640
Amounts due to related company                 855,867
Taxation payable                      7        735,225
                                             ---------
                                             1,973,732
                                             ---------
NET CURRENT ASSETS                           2,194,695
FIXED ASSETS                          6        104,525
                                             ---------
NET ASSETS                                   2,299,220
                                             ---------
CAPITAL AND RESERVES

Share capital                         8          1,940
Profit and loss account                      2,297,280
                                             ---------
                                             2,299,220
                                             ---------

                            GORANDEL TRADING LIMITED
                              CASH FLOW STATEMENT
                  PERIOD FROM 1 APRIL 1996 TO 31 DECEMBER 1996

                                                       PERIOD ENDED
                                                        31/12/1996
                                                           US$

CASH FLOWS FROM OPERATING ACTIVITIES

Net profit for the period before taxation                1,058,481
Adjusting for:
 Depreciation                                               17,757
 Interest receivable                                        (3,737)
                                                         ---------
Operating profit before working capital changes          1,072,501
 Increase in debtors                                      (540,686)
 Decrease in deferred cost                                  24,330
 Decrease in creditors                                    (477,609)
 Increase in shareholders' account                        (230,000)
                                                         ---------
Cash generated from operations                            (151,464)
Taxation paid                                              (54,679)
                                                         ---------
Net cash from operating activities                        (206,143)
                                                         ---------
CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of fixed assets                                   (37,435)
Interest received                                            3,737
                                                         ---------
Net cash used in investing activities                      (33,698)
                                                         ---------
CASH FLOWS FROM FINANCING ACTIVITIES

Amounts due to related companies                           (11,777)
                                                         ---------
Net cash used in financing activities                      (11,777)
                                                         ---------
Net decrease in cash and cash equivalents                 (251,618)
Cash and cash equivalents at beginning of
 period                                                    518,711
                                                         ---------
Cash and cash equivalents at end of period                 267,093
                                                         ---------
Cash and cash equivalents are defined by:
Cash at bank and in hand                                   267,093
                                                         =========

                              GORANDEL TRADING LIMITED
                 RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS
                    PERIOD FROM 1 APRIL 1996 TO 31 DECEMBER 1996




                                                       PERIOD ENDED
                                                   31 DECEMBER 1996
                                                                US$
Opening shareholders' funds                               1,761,298
Retained profit                                             537,922
                                                          ---------

Closing shareholders' funds                               2,299,220
                                                          ---------

                            GORANDEL TRADING LIMITED
                       NOTES TO THE FINANCIAL STATEMENTS
                  PERIOD FROM 1 APRIL 1996 TO 31 DECEMBER 1996

1.  INCORPORATION AND PRINCIPAL ACTIVITY

    Gorandel Trading Limited was incorporated as a limited liability company on 21 July 1993 in Cyprus. The objects of the company are restricted to business wholly outside Cyprus and its shares are held exclusively by non-residents. Due to the above, the profits of the company are subject to Cyprus income tax at reduced rates.

2.  BASIS OF PRESENTATION

    The financial statements have been prepared in accordance with International Accounting Standards. The company changed the financial year end date from 31 March, to 31 December; consequently, the financial statements are for the period from 1 April 1996 to December 1996 and are expressed in US Dollars.

3.  ACCOUNTING POLICIES

    The following policies have been applied consistently in dealing with items which are considered material in relation to the company's financial statements.

    BASIS OF PREPARATION

    The financial statements have been prepared under the historical cost convention.

    DEPRECIATION

    Tangible fixed assets are depreciated on a straight-line basis over their estimated useful lives as follows:

                                   %

          Equipment                20
          Computers                20
          Fixtures & fittings      20
          Motor vehicles           25

    The cost of leasehold of the flat will be depreciated over the life of the lease.

    DEFERRED COST

    The cost of uniforms is capitalised and written off over 12 months, which is considered to be their estimated useful economic life.

                            GORANDEL TRADING LIMITED
                       NOTES TO THE FINANCIAL STATEMENTS
                  PERIOD FROM 1 APRIL 1996 TO 31 DECEMBER 1996

3.  ACCOUNTING POLICIES (CONTINUED)

    FOREIGN EXCHANGE

    Monetary assets and liabilities of the company are translated into US dollars at the rates of exchange ruling at the balance sheet date and non-monetary items are translated at historic rates.

    Trading transactions in foreign currencies are converted into US dollars at the rates of exchange ruling at the dates when they occur. Any gains or losses arising on translation are taken to the Profit and Loss account.

4.  INCOME

    This represents all income received and receivable in respect of services rendered to customers during the period.

5.  AMOUNTS DUE FROM RELATED COMPANIES

    Included in the amounts due from related companies are loans made to related companies amounting to US$1,415,000.


6.  FIXED ASSETS

                                                         FIXTURES
                                                           AND       MOTOR
                         FLAT    EQUIPMENT   COMPUTERS   FITTINGS   VEHICLES    TOTAL
                          US$        US$         US$        US$        US$        US$
COST

1 April 1996             18,000    28,881       6,833      8,469      41,000    103,183
Additions                    --     1,466       7,955         14      28,000     37,435
                         ------    ------      ------      -----      ------    -------
31 December 1996         18,000    30,347      14,788      8,483      69,000    140,618
                         ------    ------      ------      -----      ------    -------
DEPRECIATION

1 April 1996                660     5,588       1,615      1,973       8,500     18,336
Charge for the period       543     4,853       1,162      1,278       9,921     17,757
                         ------    ------      ------      -----      ------    -------
31 December 1996          1,203    10,441       2,777      3,251      18,421     36,093
                         ------    ------      ------      -----      ------    -------
NET BOOK VALUE

31 December 1996         16,797    19,906      12,011      5,232      50,579    104,525
                         ------    ------      ------      -----      ------    -------
31 March 1996            17,340    23,293       5,218      6,496      32,500     84,847
                         ------    ------      ------      -----      ------    -------

                            GORANDEL TRADING LIMITED
                       NOTES TO THE FINANCIAL STATEMENTS
                  PERIOD FROM 1 APRIL 1996 TO 31 DECEMBER 1996

7.  TAXATION

    A provision for Cyprus corporation tax for the period from 1 April 1996 to 31 December 1996 was made, amounting to US$42,769.

    A provision of US$477,790 has been made in respect of estimated foreign tax liabilities.

8.  SHARE CAPITAL

                                                  31/12/1996
                                                      US$
AUTHORISED

1,000 ordinary shares of Cyprus pounds 1 each        1,940
                                                     -----
ISSUED

1,000 ordinary shares of Cyprus pounds 1 each        1,940
                                                     -----

9. SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN INTERNATIONAL ACCOUNTING STANDARDS AND UNITED STATES OF AMERICA GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

    The financial statements are prepared in conformity with International Accounting Standards, which differ in certain significant respects from those applicable in the United States of America (US GAAP). Application of US GAAP to these financial statements would not result in any material differences to profit attributable to shareholders and shareholders' funds.

                         GORANDEL TRADING LIMITED
                           FINANCIAL STATEMENTS
                          31 MARCH 1996 AND 1995

Auditors' Report to the members of Gorandel Trading Limited

We have audited the accompanying balance sheets of Gorandel Trading Limited at 31 March 1995 and 1996 and the related profit and loss accounts, reconciliations of movements in shareholders' funds and cash flow statements for the years then ended. These financial statements are the responsibility of the management of Gorandel Trading Limited. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United Kingdom and in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gorandel Trading Limited at 31 March 1995 and 1996 and the results of its operations and cash flows for the years then ended, in conformity with International Accounting Standards.

Accounting principles in International Accounting Standards vary in certain significant respects from accounting principles generally accepted in the United States of America. Application of accounting principles generally accepted in the United States would have affected profit attributable to shareholders for each of the years in the two year period ended 31 March 1996 and shareholders' funds at 31 March 1995 and 1996, to the extent summarised in note 8 to the financial statements.


KPMG                                                            29 July 1996
Chartered Accountants
Registered Auditors
London

                            GORANDEL TRADING LIMITED
                            PROFIT AND LOSS ACCOUNTS
                    FOR THE YEARS ENDED 31 MARCH 1996 AND 1995

                                                 YEAR ENDED
                                            31/3/1996   31/3/1995
                                     NOTE      US$         US$
Turnover                              4     5,781,357   3,419,300
                                            ---------   ---------
Profit from operations                      1,180,263     843,588
                                            ---------   ---------
Including charges in respect of:
 Depreciation                                  15,951       2,385
 Auditors' remuneration                         3,672       3,192
 Interest expense                              41,067      21,467
                                            ---------   ---------
                                               60,690      27,044
                                            =========   =========
Taxation                              6       180,130     189,806
                                            ---------   ---------
Profit for the year after
 taxation                                   1,000,133     653,782
Profit brought forward                        759,225     105,443
                                            ---------   ---------
Profit carried forward                      1,759,358     759,225
                                            =========   =========

  There were no other recognised gains and losses other than those shown above.

                            GORANDEL TRADING LIMITED
                   BALANCE SHEETS AS AT 31 MARCH 1996 AND 1995

                                              1996        1995
                                     NOTE      US$         US$
CURRENT ASSETS

Debtors                                     1,944,869     888,236
Deferred cost                         3        24,330      23,437
Shareholders' current account                   8,372       8,372
Amounts due from related
 companies                                    405,000          --
Cash at bank                                  518,711     717,668
                                            ---------   ---------
                                            2,901,282   1,637,713
                                            ---------   ---------
CURRENT LIABILITIES

Creditors                                     860,249     406,124
Amounts due to related company                 95,237     311,878
Taxation payable                      6       269,345     194,937
                                            ---------   ---------
                                            1,224,831     912,939
                                            ---------   ---------
NET CURRENT ASSETS                          1,676,451     724,774
FIXED ASSETS                          5        84,847      36,391
                                            =========   =========
NET ASSETS                                  1,761,298     761,165
                                            =========   =========
CAPITAL AND RESERVES

Share capital                         7         1,940       1,940
Profit and loss account                     1,759,358     759,225
                                            =========   =========
                                            1,761,298     761,165
                                            =========   =========

                            GORANDEL TRADING LIMITED
                              CASH FLOW STATEMENTS
                     FOR THE YEARS ENDED 31 MARCH 1996 AND 1995

                                                            YEAR ENDED
                                                       31/3/1996    31/3/1995
                                                          US$          US$
CASH FLOWS FROM OPERATING ACTIVITIES

Net profit for the year before taxation.............   1,180,263     843,588
Adjusting for:
 Depreciation.......................................      15,951       2,385
 Interest receivable................................     (11,107)         --
                                                       ---------     -------
Operating profit before working capital changes ....   1,185,107     845,973
 Increase in debtors................................  (1,056,633)   (580,355)
 (Increase)/decrease in deferred cost...............        (893)     50,910
 Increase in creditors..............................     454,125     331,374
 Increase in shareholders' account..................          --      (6,432)
                                                       ---------     -------
CASH USED IN OPERATIONS.............................     581,706     641,470

Taxation paid.......................................    (105,722)         --
                                                       ---------     -------
Net cash from operating activities..................     475,984     641,470
                                                       ---------     -------
CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of fixed assets............................     (64,407)    (38,776)
Interest received...................................      11,107          --
                                                       ---------     -------
Net cash used in investing activities...............     (53,300)    (38,776)
                                                       ---------     -------
CASH FLOWS FROM FINANCING ACTIVITIES

Amounts due to related companies....................    (621,641)    (11,407)
                                                       ---------     -------
Net cash used in financing activities...............    (621,641)    (11,407)
                                                       ---------     -------
NET (DECREASE)/INCREASE IN CASH AND CASH
 EQUIVALENTS........................................    (198,957)    591,287
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR .....     717,668     126,381
                                                       ---------     -------
CASH AND CASH EQUIVALENTS AT END OF YEAR............     518,711     717,668
                                                       ---------     -------
Cash and cash equivalents are defined by:
Cash at bank and in hand............................     518,711     717,668
                                                       =========     =======

                            GORANDEL TRADING LIMITED

               RECONCILIATIONS OF MOVEMENTS IN SHAREHOLDERS' FUNDS
                   FOR THE YEARS ENDED 31 MARCH 1996 AND 1995


                                                       Year ended     Year ended
                                                     31 March 1996   31 March 1995
                                                           US$            US$
Opening shareholders' funds                              761,165     107,383
Retained profit                                        1,000,133     653,782
                                                       ---------     -------

Closing shareholders' funds                            1,761,298     761,165
                                                       ---------     -------

                            GORANDEL TRADING LIMITED
                       NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1996

1.  INCORPORATION AND PRINCIPAL ACTIVITY

    Gorandel Trading Limited was incorporated as a limited liability company on 21 July 1993 in Cyprus. The objects of the company are restricted to business wholly outside Cyprus and its shares are held exclusively by non-residents. Due to the above, the profits of the company are subject to Cyprus income tax at reduced rates.

2.  BASIS OF PRESENTATION

    The financial statements which have been prepared in accordance with International Accounting Standards, are for the years ended 31 March 1996 and 1995 and are expressed in US Dollars.

3.  ACCOUNTING POLICIES

    The following policies have been applied consistently in dealing with items which are considered material in relation to the company's financial statements.

    BASIS OF PREPARATION

    The financial statements have been prepared under the historical cost convention.

    DEPRECIATION

    Tangible fixed assets are depreciated on a straight-line basis over their estimated useful lives as follows:

                                    %
          Equipment                20
          Computers                20
          Fixtures & fittings      20
          Motor vehicles           25

     The leasehold flat will be depreciated over the life of the lease.

     DEFERRED COST

     The cost of uniforms has been capitalised and written off over 12 months, their estimated useful economic life.

                            GORANDEL TRADING LIMITED
                       NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1996

3.  ACCOUNTING POLICIES (CONTINUED)

    FOREIGN EXCHANGE

    Monetary assets and liabilities of the company are translated into US dollars at the rates of exchange ruling at the balance sheet date and non-monetary items are translated at historic rates.

    Trading transactions in foreign currencies are converted into US dollars at the rates of exchange ruling at the dates when they occur. Any gains or losses arising on translation are taken to the Profit and Loss Account.

4.  INCOME

    This represents all income received and receivable in respect of services rendered to customers during the year.

5.  FIXED ASSETS

                                                      FIXTURES
                                                        AND       MOTOR
                      FLAT    EQUIPMENT   COMPUTERS   FITTINGS   VEHICLES    TOTAL
                      US$        US$         US$        US$        US$        US$
COST

1 April 1995              --    21,450       2,554      7,772       7,000     38,776
Additions             18,000     7,431       4,279        697      34,000     64,407
                      ------    ------       -----      -----      ------    -------
31 March 1996         18,000    28,881       6,833      8,469      41,000    103,183
                      ------    ------       -----      -----      ------    -------
DEPRECIATION

1 April 1995              --       916         350        389         730      2,385
Charge for the
 year                    660     4,672       1,265      1,584       7,770     15,951
                      ------    ------       -----      -----      ------    -------
31 March 1996            660     5,588       1,615      1,973       8,500     18,336
                      ------    ------       -----      -----      ------    -------
NET BOOK VALUE

31 March 1996         17,340    23,293       5,218      6,496      32,500     84,847
                      ======    ======       =====      =====      ======     ======
31 March 1995             --    20,534       2,204      7,383       6,270     36,391
                      ======    ======       =====      =====      ======     ======

                            GORANDEL TRADING LIMITED
                       NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1996

6.  TAXATION

    The Cyprus corporation tax payable for the year ended 31 March 1996 is estimated at US$ 41,750.

    A provision of US$ 138,380 has been made in respect of estimated foreign tax liabilities.

7.  SHARE CAPITAL

                                                 1996
                                                  US$
Authorised
1,000 ordinary shares of Cyprus pounds (pounds
 sterling)1 each                                 1,940
                                                 =====
Issued
1,000 ordinary shares of Cyprus pounds (pounds
 sterling)1 each                                 1,940
                                                 =====

8. SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN INTERNATIONAL ACCOUNTING STANDARDS AND UNITED STATES OF AMERICA GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

    The financial statements are prepared in conformity with International Accounting Standards, which differ in certain significant respects from those applicable in the United States of America (US GAAP). Application of US GAAP to these financial statements would not result in any material differences to profit attributable to shareholders and shareholders' funds.

                           GORANDEL TRADING LIMITED

    UNAUDITED CONSOLIDATED PROFIT AND LOSS ACCOUNT - 31 MARCH 1997 AND 1996


                                                         Three months ended

                                                       Mar-97          Mar-96
                                                        $000            $000
                                                       ----------------------
Turnover                                                1,900          1,482
Cost of sales                                           1,324          1,010
                                                       ----------------------
Gross profit                                              576            472
Administrative expenses                                   226            273
                                                       ----------------------
Profit on ordinary activities before taxation             350            199
Tax on profit on ordinary activities                      186             45
                                                       ----------------------
Profit on ordinary activities after taxation              164            154
                                                       ======================

GORANDEL TRADING LIMITED

UNAUDITED CONSOLIDATED BALANCE SHEET - 31 MARCH 1997


                                                           Mar-97
                                                            $000
                                                          --------

Fixed assets
  Tangible assets                                              99
Current assets
  Debtors                                                   3,800
  Cash at bank and in hand                                    198
                                                          --------
                                                            3,998

Creditors: amounts falling due within one year              1,552
                                                          --------
Net current assets                                          2,446
                                                          --------
Total assets less current liabilities                       2,545
Creditors: amounts falling due after more than one year         0
                                                          --------
Net assets                                                  2,545
                                                          --------
Capital and reserves
  Share capital                                                 2
  Profit and loss account                                   2,543
                                                          --------
Shareholders' funds                                         2,545
                                                          --------

GORANDEL TRADING LIMITED

UNAUDITED CONSOLIDATED CASH FLOW STATEMENT - 31 MARCH 1997 AND 1996



                                                          Mar-97         Mar-96
                                                           $000           $000
                                                          ---------------------
Cash flows from operating activities
  Net profit for the year before taxation                  $350           $199
  Adjusting for:
     Depreciation                                            10              4
                                                          ---------------------
Operating profit before working capital changes             360            203

Increase in debtors                                        (493)           (10)
Increase (decrease) in creditors                           (130)             12
Decrease in shareholders' account                           130              -
                                                          ---------------------

Cash (used in) provided by operations                      (133)           205
Income tax paid                                             (36)             -
                                                          ---------------------
Net cash from operating activities                         (169)           205

Cash flows from investing activities
Purchase of fixed assets                                     (2)           (19)
                                                          ---------------------
Net cash used in investing activities                        (2)           (19)

Cash flows from financing activities
Amounts due to related companies                            102           (408)
                                                          ---------------------
Net cash used in financing activities                       102           (408)

Net decrease in cash and cash equivalents                   (69)          (222)
Cash and cash equivalents at beginning of period            267            741
                                                          ---------------------
Cash and cash equivalents at end of period                  198            519
                                                          =====================
Cash and cash equivalents are defined by:
Cash at bank and in hand                                    198            519
                                                          =====================

GORANDEL TRADING LIMITED

NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS


SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES OF AMERICA GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. The group's consolidated financial statements are prepared in conformity with generally accepted accounting principles applicable in the United Kingdom (UK GAAP), which differ in certain significant respects from those applicable in the United States of America (US GAAP). There were no other material differences between UK GAAP and US GAAP identified for the three months ended March 31, 1997 and 1996.

         Pro Forma Financial Information.

         The following unaudited pro forma income statements for the three month period ended March 31, 1997 and for the year ended December 28, 1996 gives effect to the GTL Acquisition on June 9, 1997 as if the GTL Acquisition had occurred as of January 1, 1997 and January 1, 1996, respectively. The following unaudited pro forma balance sheet as of March 29, 1997 gives effect to the GTL Acquisition as if such transaction had occurred on March 29, 1997.

         These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transaction referred to above had been in effect on the dates indicated or the results that may be obtained in the future.



UNAUDITED PRO FORMA INCOME STATEMENT
FOR THE THREE-MONTHS ENDED MARCH 29, 1997
(AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                              HISTORICAL                            PRO FORMA
                                                ---------------------------------------   ------------------------------
                                                  AHI (A)       GTL(A)      COMBINED        ADJUSTMENTS      COMBINED
                                                ---------------------------------------   ------------------------------
NET SALES                                         $14,750       $1,900      $16,650                          $16,650
COST AND EXPENSES:
   Cost of sales                                   10,453        1,324       11,777                           11,777
   Operating expenses                               2,977          226        3,203                            3,203
   Depreciation and amortization                      286                       286             12 (b)           298
   Interest expense, net                               69                        69                               69
   Equity in earnings of investee (income)           (272)                     (272)            82 (c)          (190)
                                                ---------------------------------------------------------------------
OPERATING INCOME                                    1,237          350        1,587            (94)            1,493
INCOME TAXES                                          554          186          740            (50)(d)           690
PREFERENCE SHARE DIVIDENDS                            143                       143                              143
                                                ---------------------------------------------------------------------
 NET INCOME APPLICABLE TO
   COMMON STOCKHOLDERS                            $   540         $164      $   704          $(44)           $   660
                                                =====================================================================

EARNINGS PER COMMON SHARE                         $  0.04                                                    $  0.05
                                                ==========                                              =============

WEIGHTED AVERAGE COMMON
  SHARES                                           12,797                                          (e)        12,912
                                                ==========                                              =============

      See accompanying Notes to Unaudited Pro Forma Financial Statements.

UNAUDITED PRO FORMA INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 28, 1996
(AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                       HISTORICAL                            PRO FORMA
                                        ---------------------------------------------------------------------------
                                          AHI (a)       GTL(a)      COMBINED           ADJUSTMENTS      COMBINED
                                        ---------------------------------------    --------------------------------
NET SALES                                  $30,967       $6,354      $37,321                             $37,321
COST AND EXPENSES:
   Cost of sales                            21,172        4,381       25,553                              25,553
   Operating expenses                        6,905          615        7,520                               7,520
   Depreciation and amortization               554            -          554               49 (b)            603
   Interest expense, net                       515          105          620                                 620
   Equity in earnings of investee            (320)            -        (320)               95 (c)           (225)
                                        -------------------------------------    --------------------------------
OPERATING INCOME                             2,141        1,253        3,394             (144)              3,250
NON-OPERATING INCOME                             2                         2                                   2
                                        -------------------------------------    --------------------------------
INCOME BEFORE INCOME
   TAXES AND PREFERENCE
   SHARE DIVIDENDS                           2,143        1,253        3,396             (144)             3,252
INCOME TAXES                                 1,215          608        1,823              (70)(d)          1,753
PREFERENCE SHARE
   DIVIDENDS                                   239                       239                                 239
                                        -------------------------------------    --------------------------------

NET INCOME APPLICABLE TO
   COMMON STOCKHOLDERS                     $   689       $  645      $ 1,334            $ (74)           $ 1,260
                                        =====================================    ================================

EARNINGS PER COMMON
  SHARE                                    $  0.08                                                       $  0.14
                                        ===========                                                  ============

WEIGHTED AVERAGE
  COMMON SHARES                              8,876                                            (e)          8,991
                                        ===========                                                  ============

      See accompanying Notes to Unaudited Pro Forma Financial Statements.

UNAUDITED PRO FORMA BALANCE SHEET
MARCH 29, 1997
(AMOUNTS IN THOUSANDS)

                                                          HISTORICAL                               PRO FORMA
                                             ----------------------------------------------------------------------------
                                               AHI (a)      GTL(a)    COMBINED           ADJUSTMENTS          COMBINED
                                             -----------------------------------       ----------------------------------
ASSETS
CURRENT ASSETS:

  Cash and cash equivalents                     $   4,135     $   198    $    4,333        $(1,170) (f)       $    3,163

  Accounts receivable, net                         12,408       2,287        14,695                               14,695
  Inventories                                       4,897           -         4,897                                4,897
  Prepaid expenses and other current
    assets                                          2,432       1,513         3,945                                3,945
                                             ---------------------------------------     --------------------------------
    Total current assets                           23,872       3,998        27,870         (1,170)               26,700

PROPERTY, PLANT AND
  EQUIPMENT, net                                    6,676          99         6,775                                6,775
INTANGIBLE ASSETS                                  16,844                    16,844          1,448 (f)            18,292
INVESTMENT IN ASSOCIATED
  COMPANIES                                         1,451                     1,451         (1,273)(g)               178
OTHER ASSETS                                          449                       449                                  449
                                             ---------------------------------------     --------------------------------
TOTAL ASSETS                                    $  49,292     $ 4,097    $   53,389        $  (995)           $   52,394
                                             =======================================     ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:

  Short-term borrowings                         $     357     $     -    $      357                           $      357
  Current portion of long-term debt                 1,369           -         1,369                                1,369
  Accounts payable, accrued expenses
    and other                                       7,673       1,552         9,225            350 (f)             9,575
                                             ---------------------------------------     --------------------------------
    Total current liabilities                       9,399       1,552        10,951            350                11,301

MINORITY INTEREST                                      32           -            32                                   32
LONG-TERM DEBT and capitalized lease
obligations                                         6,945           -         6,945                                6,945
                                             ---------------------------------------     --------------------------------
    Total liabilities                              16,376       1,552        17,928            350                18,278

PREFERENCE SHARES                                   7,216           -         7,216                                7,216

STOCKHOLDERS' EQUITY:

  Common stock                                        119           2           121             (1)(f)               120
  Additional paid-in capital                       23,480           -        23,481          1,199 (f)            24,680
  Foreign currency exchange translation              (105)          -          (105)                                (105)
  Retained earnings                                 2,205       2,543         4,748         (2,543)(f)(g)          2,205
                                             ---------------------------------------     --------------------------------
    Total stockholders' equity                     25,700       2,545        28,245         (1,345)               26,900
                                             ---------------------------------------     --------------------------------
TOTAL LIABILITIES &
   STOCKHOLDERS' EQUITY                         $  49,292     $ 4,097    $   53,389        $  (995)           $   52,394
                                             =======================================     ================================

      See accompanying Notes to Unaudited Pro Forma Financial Statements.

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


(a)  Historical results of operations include the following:

     AHI - results of operations of Armor Holdings, Inc. for the three months ended March 29, 1997 and for the fiscal year ended December 28, 1996 DJL - results of operation of DJL Group Limited for the 3 months ended
       March 29, 1997 and for the period June 3, 1996 (date of incorporation) until December 28, 1996
     GTL - results of operations of Gorandel Trading Limited for the three months ended March 31, 1997 and Gorandel Trading Limited for the fiscal year ended December 28, 1996

(b) Reflects the adjustment to record the amortization of intangible assets resulting from the GTL acquisition.

(c) Reflects the elimination of the historical 50% equity in earnings of GTL, which is included in the the AHI amounts, as such amounts are included gross in the GTL amounts.

(d)  Adjustment to reflect the income tax effect of the pro forma adjustments.

(e) Includes 115,176 shares for the acquisition of GTL as if such shares were issued at the beginning of the period.

(f) Reflects the allocation of the excess cost over net assets acquired of GTL as follows:

     Purchase price of GTL:

         Cash                                                         $1,170
         Value of Company shares                                       1,200
         Transaction costs                                               350
                                                                      ------
                                                                       2,720
         Less:  pro forma value of net tangible assets acquired        1,272
                                                                      ------
         Unallocated excess of purchase price over net
            tangible assets acquired                                  $1,448
                                                                      ======

(g) Reflects the elimination of the historical 50% investment in GTL, which is included in the supplemental Company amounts, as such amounts are included gross in the GTL amounts.

              (c)  Exhibits.

EXHIBIT       DESCRIPTION
-------       -----------

2.1* Share Acquisition Agreement, dated as of June 9, 1997, between the Company, Strontian, Alpha-A Limited, and others.

10.1* Agreement, dated June 9, 1997, between the Company and members of senior management of GTL.

10.2* Taxation Indemnity, dated June 9, 1997, by Strontian in favor of the Company.

10.3* Services Agreement, dated June 9, 1997, between GTL, Alpha-A and others.

10.4*         Service Agreement, dated June 9, 1997, between GTL and Mikhail
              Golovatov.

10.5* Deed of Covenant, dated June 9, 1997, between the Company, Defence Systems, DSL Overseas, GTL and Igor Orekhov.

10.6* Deed of Covenant, dated June 9, 1997, between the Company, Defence Systems, DSL Overseas, GTL and Mikhail Golovatov.

10.7*         Loan Agreement, dated June 9, 1997, between Strontian and Defence
              Systems.

10.8* Stock Pledge Agreement, dated June 9, 1997, between Defence Systems, Strontian, Mikhail Golovatov and Igor Orekhov.

10.9* Termination Agreement of a Joint Venture Agreement relating to GTL, dated June 9, 1997, between DSL Overseas, Strontian, GTL, Defence Systems and Alpha-A.

23.1**        Consent of KPMG.

--------------
*        Previously filed as part of this Current Report on Form 8-K on
         June 24, 1997.
**       Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ARMOR HOLDINGS, INC.


                                       /s/ Carol T. Burke
                                           ------------------------------------
                                           Carol T. Burke
                                           Vice President-Finance and Secretary

                                           Dated:  August 11, 1997

                             EXHIBIT INDEX


The following exhibit is filed herewith:

EXHIBIT        DESCRIPTION
-------        -----------

23.1           Consent of KPMG.